UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 3, 2010

FEDERAL HOME LOAN BANK OF ATLANTA
(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51845	56-6000442
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1475 Peachtree Street, NE
Atlanta, GA 30309
(Address of principal executive offices)

(404) 888-8000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The Federal Home Loan Bank of Atlanta (the "Bank") obtains most of its funds from the sale of debt securities, known as consolidated obligations, in the capital markets. Consolidated obligations, which consist of bonds and discount notes, are by regulation the joint and several obligations of the twelve Federal Home Loan Banks. The Federal Home Loan Banks are regulated by the Federal Housing Finance Agency (the "Finance Agency"), successor to the Federal Housing Finance Board effective on July 30, 2008 (collectively, the "Regulator"), and the regulations issued by the Regulator authorize the Finance Agency to require any Federal Home Loan Bank to repay all or a portion of the principal of or interest on consolidated obligations for which another Federal Home Loan Bank is the primary obligor. Consolidated obligations are sold to the public through the Office of Finance using authorized securities dealers. Consolidated obligations are backed only by the financial resources of the twelve Federal Home Loan Banks and are not guaranteed by the United States government.

Schedule A sets forth all consolidated obligation bonds and discount notes committed to be issued by the Federal Home Loan Banks, for which the Bank is the primary obligor, on the trade dates indicated, other than discount notes with a maturity of one year or less that are issued in the ordinary course of business. Schedule A also includes any consolidated obligations with a remaining maturity in excess of one year, if any, for which we have assumed the primary repayment obligation from another Federal Home Loan Bank.

We may elect to change our method of reporting information on the issuance or assumption of consolidated obligations at anytime. In reviewing the information in this Current Report on Form 8-K, please note:

• although consolidated obligations issuance is material to the Bank, we have not made a judgment as to the materiality of any particular consolidated obligation or obligations;

• Schedule A does not address any interest-rate exchange agreements (or other derivative instruments) which we may enter into as a result of our asset and liability management strategies and that may be associated, directly or indirectly, with one or more of the reported consolidated obligations;

• Schedule A will not enable a reader to track changes in the total consolidated obligations outstanding for which we are the primary obligor because Schedule A generally excludes consolidated obligation discount notes with a maturity of one year or less and does not reflect whether the proceeds from the issuance of the reported consolidated obligations will be used to, among other things, replace called or maturing consolidated obligations. We will report the total consolidated obligations outstanding for which we are the primary obligor in our periodic reports filed with the Securities and Exchange Commission; and

• the principal amounts reported on Schedule A represent the principal amount of the reported consolidated obligations at par, which may not correspond to the amounts reported in our financial statements prepared in accordance with generally accepted accounting principles contained in our periodic reports filed with the Securities and Exchange Commission, because the par amount does not account for, among other things, any discounts, premiums or concessions.

Schedule A

TRADE DATE	CUSIP	SETTLEMENT DATE	MATURITY DATE	NEXT PAY DATE	CALL TYPE (1)	CALL STYLE (2)	RATE TYPE/RATE SUB-TYPE (3) (4)	NEXT CALL DATE	COUPON PCT	BANK PAR ($)
05/03/2010	3133XYC86	05/19/2010	11/19/2012	11/19/2010	Optional Principal Redemption	Bermudan	Fixed Step Up	11/19/2010	1.000	10,000,000
05/03/2010	3133XYC86	05/19/2010	11/19/2012	11/19/2010	Optional Principal Redemption	Bermudan	Fixed Step Up	11/19/2010	1.000	10,000,000
05/03/2010	3133XYET8	05/27/2010	05/27/2025	11/27/2010	Optional Principal Redemption	Bermudan	Fixed Step Up	05/27/2011	4.000	10,000,000
05/03/2010	3133XYET8	05/27/2010	05/27/2025	11/27/2010	Optional Principal Redemption	Bermudan	Fixed Step Up	05/27/2011	4.000	15,000,000
05/03/2010	3133XYFM2	05/20/2010	11/20/2012	11/20/2010	Optional Principal Redemption	European	Fixed Constant	05/20/2011	1.520	15,000,000
05/03/2010	3133XYFW0	05/26/2010	11/26/2013	11/26/2010	Optional Principal Redemption	Bermudan	Fixed Step Up	11/26/2010	1.500	15,000,000
05/03/2010	3133XYG33	05/07/2010	11/10/2010	11/10/2010	Non-Callable	N/A	Fixed Constant	N/A	0.280	500,000,000
05/04/2010	3133XYCM5	05/19/2010	11/19/2018	11/19/2010	Optional Principal Redemption	Bermudan	Fixed Step Up	11/19/2010	3.000	10,000,000
05/04/2010	3133XYF59	05/26/2010	05/26/2015	11/26/2010	Optional Principal Redemption	Bermudan	Fixed Step Up	11/26/2010	1.000	10,000,000
05/04/2010	3133XYG90	05/26/2010	11/26/2012	11/26/2010	Optional Principal Redemption	Bermudan	Fixed Step Up	08/26/2010	0.750	15,000,000
05/04/2010	3133XYGA7	05/24/2010	05/24/2013	11/24/2010	Optional Principal Redemption	European	Fixed Step Up	05/24/2011	1.000	10,000,000
05/04/2010	3133XYGA7	05/24/2010	05/24/2013	11/24/2010	Optional Principal Redemption	European	Fixed Step Up	05/24/2011	1.000	15,000,000
05/04/2010	3133XYGD1	05/19/2010	05/19/2011	11/19/2010	Optional Principal Redemption	European	Fixed Constant	11/19/2010	0.650	500,000,000
05/04/2010	3133XYGE9	05/26/2010	05/26/2015	11/26/2010	Optional Principal Redemption	Bermudan	Fixed Step Up	08/26/2010	2.000	20,000,000
05/04/2010	3133XYGF6	05/14/2010	05/14/2025	11/14/2010	Optional Principal Redemption	Bermudan	Fixed Constant	05/14/2013	4.500	15,000,000
05/04/2010	3133XYGK5	05/25/2010	05/25/2011	11/25/2010	Optional Principal Redemption	Bermudan	Fixed Constant	06/25/2010	0.700	500,000,000

(1) Call Type Description:

Optional Principal Redemption bonds (callable bonds) may be redeemed by the Bank in whole or in part at its discretion on predetermined call dates, according to the terms of the bond.

Indexed Amortizing Notes (indexed principal redemption bonds) repay principal based on a predetermined amortization schedule or formula that is linked to the level of a certain index, according to the terms of the bond.

Scheduled Amortizing Notes repay principal based on a predetermined amortization schedule, according to the terms of the bond.

(2) Call Style Description:

Indicates whether the consolidated obligation is redeemable at the option of the Bank, and if so redeemable, the type of redemption provision. The types of redemption provisions are:

• American--redeemable continuously on and after the first redemption date and until maturity.

• Bermudan--redeemable on specified recurring dates on and after the first redemption date, until maturity.

• European--redeemable on a particular date only.

• Canary--redeemable on specified recurring dates on and after the first redemption date until a specified date prior to maturity.

• Multi-European--redeemable on particular dates only.

(3) Rate Type Description:

Conversion bonds have coupons that convert from fixed to variable, or variable to fixed, or a mix of capped coupons and non-capped coupons, or from one variable type to another, or from one U.S. or other currency index to another, according to the terms of the bond.

Fixed bonds generally pay interest at constant or stepped fixed rates over the life of the bond, according to the terms of the bond.

Variable bonds may pay interest at different rates over the life of the bond, according to the terms of the bond.

(4) Rate Sub-Type Description:

Constant bonds generally pay interest at fixed rates over the life of the bond, according to the terms of the bond.

Step Down bonds generally pay interest at decreasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.

Step Up bonds generally pay interest at increasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.

Step Up/Down bonds generally pay interest at various fixed rates for specified intervals over the life of the bond, according to the terms of the bond.

Zero Coupon bonds earn a fixed yield to maturity or the optional principal redemption date, according to the terms of the bond, with principal and interest paid at maturity; or upon redemption to the extent exercised prior to maturity.

Capped Floater bonds have an interest rate that cannot exceed a stated or calculated ceiling, according to the terms of the bond.

Dual Index Floater bonds have an interest rate determined by two or more indices, according to the terms of the bond.

Leveraged/Deleveraged bonds pay interest based on a formula that includes an expressed multiplier, according to the terms of the bond: multiplier > 1 - leveraged; multiplier < 1 - deleveraged.

Inverse Floater bonds have an interest rate that increases as an index declines and decreases as an index rises, according to the terms of the bond.

Stepped Floater bonds pay interest based on an increasing spread over an index, according to the terms of the bond.

Range bonds may pay interest at different rates depending upon whether a specified index is inside or outside a specified range, according to the terms of the bond.

Single Index Floater bonds pay interest at a rate that increases as an index rises and decreases as an index declines, according to the terms of the bond.

Ratchet Floater bonds pay interest subject to increasing floors, according to the terms of the bond, such that subsequent coupons may not be lower than the previous coupon.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Atlanta

Date: May 6, 2010	By: /s/ Steven North
By: Steven North
First Vice President
Capital Markets Funding